Exhibit 99.1
ThredUp Completes Divestiture of European Business
OAKLAND, CA (December 3, 2024) – ThredUp Inc. (Nasdaq: TDUP, LTSE: TDUP), one of the largest online resale platforms for apparel, shoes, and accessories, announced today that it entered into a binding agreement to divest its European business, Remix, in a management buyout led by Florin Filote, the General Manager of Remix. The divestiture closed simultaneously with the signing of the agreement. ThredUp retains a minority interest in the Remix business and prior to the closing of the transaction, Remix received a final cash investment of $2 million from ThredUp to help fund operations as Remix continues its fundraising process independently. This strategic transaction allows both ThredUp and Remix to focus on their respective core markets and strengths.
“This is a mutually beneficial outcome for both ThredUp and Remix,” said ThredUp Co-Founder and CEO James Reinhart. “We are confident that Remix will thrive under Florin Filote’s leadership and the team’s expertise. This transaction will allow ThredUp to focus on our core U.S. business and continue to innovate and evolve our marketplace.”
“We are excited to embark on this new chapter as an independent company,” said Florin Filote, General Manager of Remix. “We have a strong foundation and a talented team, and we are committed to continuing to provide our customers with a best-in-class resale experience. We believe that this transaction will enable us to accelerate our growth and expand our presence in the European market.”
Further details of the transaction, including unaudited pro forma financial information, will be included in a Current Report on Form 8-K that the Company will file with the Securities and Exchange Commission.
About ThredUp
ThredUp is transforming resale with technology and a mission to inspire the world to think secondhand first. By making it easy to buy and sell secondhand, ThredUp has become one of the world's largest online resale platforms for apparel, shoes and accessories. Sellers love ThredUp because we make it easy to clean out their closets and unlock value for themselves or for the charity of their choice while doing good for the planet. Buyers love shopping value, premium and luxury brands all in one place, at up to 90% off estimated retail price. Our proprietary operating platform is the foundation for our managed marketplace and consists of distributed processing infrastructure, proprietary software and systems and data science expertise. With ThredUp’s Resale-as-a-Service, some of the world's leading brands and retailers are leveraging our platform to deliver customizable, scalable resale experiences to their customers. ThredUp has processed over 200 million unique secondhand items from 60,000 brands across 100 categories. By extending the life cycle of clothing, ThredUp is changing the way consumers shop and ushering in a more sustainable future for the fashion industry.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws, which are statements that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential”, “looking ahead”, “seeking” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this release include, but are not limited to,; the expected outcomes of the Company’s exit from the European market and the divestiture of its European business; and statements about future operating results, capital expenditures and other developments in our business and our long term growth and the focus of the Company’s resources and attention in the United States; trends, consumer demand and growth in the global and U.S. online resale markets; the momentum of our business; our investments in technology and infrastructure, including with respect to AI technologies such as AI enabled search features; our ability to successfully integrate and realize the benefits of our past or future strategic acquisitions, investments or reorganization activities, including our intention to reshape ThredUp into an AI-powered resale company our ability to attract new Active Buyers and legal and regulatory developments.
Forward-looking statements are neither historical facts nor assurances of future performance. Forward-looking statements involve substantial risks and uncertainties that may cause actual results to differ materially from those that we expect. These risks and uncertainties include, but are not limited to: the expected outcomes of our divestment of our European business; our ability to attract new users and convert users into buyers and Active Buyers; our ability to achieve profitability; the sufficiency of our cash, cash equivalents and capital resources to meet our liquidity needs; our ability to effectively manage or sustain our growth and to effectively expand our operations; risks from an intensely competitive market; our ability to effectively deploy new and evolving technologies, such as artificial intelligence and machine learning, in our offerings; risks arising from economic and industry trends, including the effects of foreign currency exchange rate fluctuations, inflationary pressures, increased interest rates, changing consumer habits, climate change and general global economic uncertainty; our ability to comply with applicable laws and regulations; and our ability to successfully integrate and realize the benefits of our past or future strategic acquisitions or investments. More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The forward-looking statements in this release are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing ThredUp’s views as of any date subsequent to the date of this press release.
Additional information regarding these and other factors that could affect ThredUp's results is included in ThredUp’s SEC filings, which may be obtained by visiting our Investor Relations website at ir.thredup.com or the SEC's website at www.sec.gov.
Contact:
Laura Hogya
Media@thredup.com
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